SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 14, 1999


                                   AAON, INC.
                                   ---------
             (Exact name of registrant as specified in its charter)


          Nevada                      33-18336-LA                87-0448736
          ------                      -----------                ----------
State or other jurisdiction           (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)


                     2425 South Yukon, Tulsa, Oklahoma 74107
                     ---------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (918) 583-2266

<PAGE 1>
Item 5.  Other Events.
         -------------

          At its quarterly meeting on September 9, 1999, the Board of Directors of AAON, Inc., authorized the repurchase of up to 10% of the company's outstanding common stock. A press release to that effect was issued on September 14, 1999, which disclosed that, under the terms of the company's repurchase program, purchases may be made from time to time in the open market or through privately negotiated transactions at prevailing market prices. It was noted that the company will use A. G. Edwards & Sons, Inc., to effectuate the repurchases and that all shares purchased will be restored to the status of authorized but unissued stock.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AAON, INC.



Date:  September 17, 1999          By: /s/ John B. Johnson, Jr., Secretary
                                       ------------------------------------
                                           John B. Johnson, Jr., Secretary